SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary proxy statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X| Definitive proxy statement

|_| Definitive additional materials

|_| Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               TNR TECHNICAL, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                  -------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:
                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
                  -------------------------------------------------------------

         (5)      Total fee paid:
                  -------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.

(3)      Filing Party:

(4)      Date Filed:

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON DECEMBER 6, 2002, AT 8:30 A.M.


To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company" or "TNR"), will be held at the executive offices of TNR at 301 Central Park Drive, Sanford, Florida 32771 on December 6, 2002 at the hour of 8:30 A.M. local time for the following purposes:

         (1)      To elect six Directors of the Company for the coming year; and

         (2) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on October 21, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                             By Order of the Board of Directors

                             Kathie Thaw, Secretary

October 30, 2002

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended July 31, 2002, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about October 31, 2002.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 21, 2002. On that date there were issued and outstanding approximately 270,800 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In Proposal No. 1, directors will be elected by a plurality of the votes cast at the Meeting. Any other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of December 6, 2002 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 59 Maiden Lane, New York, New York 10038 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 2002 Annual Report on Form 10-K for its fiscal year ended July 31, 2002 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2002 Annual Report.

                             EXECUTIVE COMPENSATION

         Incorporated by reference is the contents of Item 11 of TNR's Form 10-K for its fiscal year ended July 31, 2002, a copy of which is annexed to this Proxy Statement as Exhibit A.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         Incorporated by reference is the contents of Item 12 of TNR's Form 10-K for its fiscal year ended July 31, 2002, a copy of which is annexed to this Proxy Statement as Exhibit A.

                              CERTAIN TRANSACTIONS

         Incorporated by reference is the contents of Item 13 of TNR's Form 10-K for its fiscal year ended July 31, 2002, a copy of which is annexed to this Proxy Statement as Exhibit A.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the six nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

         Six directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All six of the nominees named in the table below are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.


                                     First
                            Term of  Became     Principal
Name                 Age    Office   Director   Occupation
----                 ---    ------   --------   ----------
Wayne Thaw           44      (1)       1983     Chairman of the Board,
                                                Chief Executive Officer
                                                And President of the
                                                Company

Norman L. Thaw       68      (1)       1979     President of Stride Rite
                                                Stables, Inc., Private Investor

Jerrold Lazarus      69      (1)       1987     Retired

Kathie Thaw          46      (1)       1996     Vice-President of the
                                                Company

Mitchell Thaw        45      (1)       1998     Co-Manager-Hedge Fund

                                                Vice-President and
Patrick Hoscoe       38      (1)       1998     Operations Manager
                                                Of the Company's
                                                West Coast Division

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

         Wayne Thaw is Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President of the Company. Kathie Thaw and Patrick Hoscoe each serve as a Vice President of the Company. Kathie Thaw also serves as Secretary and Treasurer of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

         Wayne Thaw has served as Chairman of the Board and Chief Executive officer since December 2000 and President and Chief Operating Officer of the Company since November 1987. Mr. Thaw has been a full-time employee since 1980.

         Jerrold Lazarus has served as a director of the Company since October 1987. Mr. Lazarus was a full time employee and Chairman of the Board and Chief Executive Officer of the Company between October 1987 and January 2001. Since Mr. Lazarus retired from serving as an executive officer of the Company in January 2001, he has not been affiliated with another company.

         Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

         Kathie Thaw has been Vice-President and a director of the Company since December 1996 and his served as a consultant to the President over the past five years. Since December 2000, she has also served as Secretary and Treasurer of the Company.

         Mitchell Thaw has been director of the Company since December 1998. Mr. Thaw is currently a co-manager of a hedge fund. From November 2000 until September 2001, he was Executive Vice President of KBC Securities, an international securities firm that traded derivatives stock options such as convertible bonds and Japanese warrants. From May 2000 to October 2000, he acted as a professional trader for his own account. From April 1999 through May 2000, Mr. Thaw served as a Director of Institutional Options at Schroder & Co., Inc. From 1988 through April 1998, Mr. Thaw was an executive for UBS Securities. Between April 1998 and March 1999, Mr. Thaw was not associated with any firms.

         Patrick Hoscoe has been Vice President and a director of the Company since 1998. Mr. Hoscoe also serves as Operations Manager of the Company's West Coast operations. Mr. Hoscoe has 18 years experience in the battery industry and worked for House of Batteries for the past five years prior to joining the Company in 1997.

         During fiscal 2002, the Board of Directors took action by unanimous written consent in lieu of a meeting on two occasions. The Company's last annual meeting of shareholders was held on November 29, 2001. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw Kathie Thaw, Mitchell Thaw and Patrick Hoscoe were re-elected directors to serve for a period of one year and until their successors are elected and shall qualify.

Family Relationships

         Norman L Thaw is the father of Wayne Thaw and Mitchell Thaw. Wayne Thaw and Kathie Thaw are married.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During fiscal 2002, no officers, directors or greater than 10% stockholders filed any forms late.

Report of the Company's Board of Directors as to the lack of both an Audit Committee and Independent Directors to form a majority of an Audit Committee

         The Company does not currently have an Audit Committee of its Board of Directors or independent directors to form an Audit Committee. It is the intention of the Board of Directors to use its best efforts to obtain two qualified persons to serve as independent board members on a newly formed Audit Committee. Independent director is defined in Rule 4200(a)(14) of the NASD's Listing Standards to mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons should not be considered independent:

         o A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         o A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for Board service, benefits under a tax qualified retirement plan, or non discretionary compensation;

         o A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, sister-in-law, brother-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         o A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         o A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         If successful, the Board would likely expand the number of directors to eight and to fill the vacancies with the two independent persons selected by the Board. No assurances can be given that the Board's efforts to select two persons to serve as independent directors and on the proposed Audit Committee will be successful. In the event an Audit Committee is established, its first responsibility would be to adopt a written charter. Such charter would be expected to include, among other things:

- annually reviewing and reassessing the adequacy of the committee's formal charter;

- reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

- reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

- being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

-        reviewing the independence of the independent auditors;

- reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

- reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

- all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

         The Company's Common Stock is traded on the OTC Electronic Bulletin Board under the symbol "TNRK."

         In October 2002, the Board discussed the audited consolidated financial statements of the Company as of July 31, 2002, 2001 and 2000 and for the years then ended with Management and Parks, Tschopp, Whitcomb & Orr, P.A. Management has the primary responsibility for the financial statements and the reporting process. Management has discussed with Parks, Tschopp, Whitcomb & Orr, P.A., the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented. Management received written disclosures and a letter from Parks, Tschopp, Whitcomb & Orr, P.A. required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with them their independence. Management has determined that Parks, Tschopp, Whitcomb & Orr, P.A. is independent and has recommended to the Board its continued selection as independent auditors for the Company's year ended July 31, 2003, which the Board approved on October 16, 2002.

         During the past fiscal year and the quarter ended October 31, 2002, Parks, Tschopp, Whitcomb & Orr, P.A. has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company's Form 10-Q's, tax services and limited consulting services. The Company does not anticipate Parks, Tschopp, Whitcomb & Orr, P.A. providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Parks, Tschopp, Whitcomb & Orr, P.A. The fees paid by the Company to Parks, Tschopp, Whitcomb & Orr, P.A. for fiscal 2002 were as follows:

                      Financial Information Systems Design
 Audit Fees                  and Implementation Fees             All Other Fees
--------------------------------------------------------------------------------
  $16,000                            $-0-                            $5,250

         On October 16, 2002, the Board of Directors in the absence of an Audit Committee, reviewed the audited consolidated financial statements of the Company as of July 31, 2002, 2001 and 2000 and for the years then ended to be included in the Company's Annual Report on Form 10-K for its year ended July 31, 2002 for filing with the Securities and Exchange Commission and considered the above discussed matters and the Board recommended the inclusion of these audited consolidated financial statements in the Form 10-K filing.

                                                     THE BOARD OF DIRECTORS
                                                     Wayne Thaw, Chairman
                                                     Jerrold Lazarus
                                                     Norman Thaw
                                                     Kathie Thaw
                                                     Mitchell Thaw
                                                     Patrick Hoscoe


                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Parks, Tschopp, Whitcomb & Orr, P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 2002. It is expected that a representative of Parks, Tschopp, Whitcomb & Orr, P.A. will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2002 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

Stockholders Proposals for the Next Annual Meeting
--------------------------------------------------

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible but no later than July 31, 2003.

                                      TNR TECHNICAL, INC.

                                      Kathie Thaw, Secretary

                                                                          PROXY

                      TNR TECHNICAL, INC. - ANNUAL MEETING
                   To be held on December 6, 2002 at 8:30 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated October 30, 2002 and hereby constitutes and appoints Wayne Thaw and Kathie Thaw or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 301 Central Park Drive, Sanford, Florida 32771, on December 6, 2002 at 8:30 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. The election of the six directors nominated by the Board of Directors.

   FOR all nominees listed below (except          WITHHOLD AUTHORITY to vote
   as indicated below), please check here  |_|    for all nominees listed below,
                                                  please check here  |_|

     Jerrold Lazarus      Norman L. Thaw      Wayne Thaw     Kathie Thaw
                        Mitchell Thaw      Patrick Hoscoe

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)

               --------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals No. 1. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the six named individuals as directors.

Dated __________________________________2002

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.